UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2017

UNITED STATES ANTIMONY CORPORATION
(Exact name of registrant as specified in its charter)

Montana	33-00215	81-0305822
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

P.O. Box 643 Thompson Falls, Montana	59873
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (406) 827-3523

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 9, 2017, the Registrant held its Annual Meeting. As of the record date for the Annual Meeting, there were 69,323,173 shares entitled to vote on all matters presented to the Registrant’s shareholders at the Annual Meeting. At the Annual Meeting, there were 57,561,288 votes cast, representing approximately 83.0% of the combined voting power of the Registrant’s common stock, Series C preferred stock and Series D preferred stock were present in person or represented by proxy.

The following are the voting results on each matter submitted to the Company’s shareholders at the Annual Meeting. The proposals below are described in detail in the Proxy Statement. At the Annual Meeting, the seven nominees were elected to the Company’s Board of Directors (Proposal 1 below). In addition, management proposals regarding ratification of the appointment of DeCoria, Maichel & Teague P.S. as the Registrant’s independent registered public accounting firm for 2017 (Proposal 2 below) was approved.

1.
Election to the Registrant’s Board of Directors the following seven nominees:

	Voted For	Withheld	Non Vote
John C. Lawrence	38,115,729	210,237	30,997,207
Gary D. Babbitt	37,545,896	780,070	30,997,207
Hartmut W. Baitis	38,125,010	200,956	30,997,207
Russell C. Lawrence	38,091,797	234,169	30,997,207
Whitney H. Ferer	37,579,989	745,977	30,997,207
Jeffrey D. Wright	35,984,916	750,378	32,587,879
Craig W. Thomas	37,579,489	746,377	30,997,307

2.
Ratification of selection of DeCoria, Maichel & Teague P.S. as the Registrant’s registered independent public accounting firm for 2016.

For	Against	Abstain	Non Vote
57,389,261	172,027	200,765	11,561,120

Proxies were solicited under the proxy statement filed with the Securities and Exchange Commission on October 10, 2017. All nominees for director were elected. The proposal to ratify the appointment of the Company’s Independent Registered Public Accounting Firm for the 2017 fiscal year was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES ANTIMONY CORPORATION

Date: December 9, 2017	By:	/s/ John C. Lawrence
John C. Lawrence
President, Director and Principal Executive Officer